Rule 497(e)

File Nos. 033-28889 and 811-05817

Supplement dated January 12, 2006

To the Prospectus for the

VARIFUND® ADVISOR Variable Annuity

Dated May 1, 2003

Issued Through

CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 1

by

CANADA LIFE INSURANCE COMPANY OF AMERICA

Please note the following changes to your Prospectus:

Effective January 1, 2006, the fees for the Gartmore GVIT Developing Markets Fund have changed as set forth below.

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Gross Total Annual Expenses
Gartmore GVIT Developing Markets Fund	1.05%	0.25%	0.38%	1.68%

This Supplement must be accompanied by, or read in conjunction with,

the Prospectus, dated May 1, 2003.

Please keep this supplement for future references.